Exhibit 99.2

EXECUTION VERSION

VOTING AGREEMENT

This Voting Agreement (this "Agreement"), dated February 26, 2007, is by and among Patina Restaurant Group, LLC, a Delaware limited liability company ("Parent"), SWRG Holdings, Inc., a Delaware corporation ("Merger Sub"), and those stockholders of the Company listed on Schedule I hereto (each, a "Stockholder," and collectively, the "Stockholders").

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Parent, Merger Sub and The Smith & Wollensky Restaurant Group, Inc. (the “Company”) are entering into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into the Company (the "Merger");

WHEREAS, each Stockholder owns beneficially and of record the number of shares of common stock (the "Common Stock") of the Company set forth opposite such Stockholder's name on Schedule I hereto;

WHEREAS, Parent, Merger Sub, the Company and the Stockholders desire to set forth their agreement with respect to the voting of the Stockholders' shares of Common Stock with respect to the Merger and the Merger Agreement; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Voting of Common Stock. Each Stockholder hereby agrees that, during the time this Agreement is in effect, at any meeting of the stockholders of the Company, however called, or in any other circumstance in which the vote, consent or approval of stockholders of the Company, in their capacity as stockholders, is sought, such Stockholder shall (a) vote such Stockholder's shares of Common Stock to approve and vote in favor of the Merger Agreement and the transactions contemplated by the Merger Agreement and any other actions or agreements required in furtherance thereof; (b) vote such Stockholder's shares of Common Stock against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and (c) vote such Stockholder's shares of Common Stock against any action or agreement (other than the Merger Agreement or the transactions contemplated thereby) that would impede, interfere with, delay, postpone or attempt to discourage the Merger, including, but not limited to: (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its subsidiaries; (ii) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries or a reorganization, recapitalization or liquidation of the Company or any of its subsidiaries; (iii) any change in the management or board of directors of the Company, except as otherwise agreed to in writing by Parent; (iv) any material change in the present capitalization or dividend policy of the Company; or (v) any other material change in the Company's corporate structure or business. Except as set forth in this Agreement, Stockholder may vote the Common Stock on all other matters.

2.             Revocation of Prior Proxies. Each Stockholder represents that any proxies heretofore given in respect of such Stockholder's shares of Common Stock are revocable, and that any such proxies are hereby revoked.

3.             No Inconsistent Arrangements. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (a) except to Merger Sub, transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition) or consent to any transfer of any or all of such Stockholder's shares of Common Stock or any interest therein unless each Person (as defined in the Merger Agreement) to which any of such Common Stock, or any interest in any of such Common Stock, is or may be transferred shall have (i) executed a counterpart of this Agreement, and (ii) agreed in writing to hold such Common Stock subject to all of the terms and provisions of this Agreement; (b) except with Parent, enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Stockholder's shares of Common Stock or any interest therein; (c) grant any proxy, power-of-attorney or other authorization in or with respect to such Stockholder's shares of Common Stock; (d) deposit any of such Stockholder's shares of Common Stock into a voting trust or enter into a voting agreement or arrangement with respect to such Stockholder's shares of Common Stock; or (e) take any other action, in his, her or its capacity as a stockholder, that would in any way restrict, limit or interfere with the performance of his, her or its obligations hereunder or the transactions contemplated hereby or which would make any representation or warranty of such Stockholder hereunder untrue or incorrect.

4.             No Solicitation. Each Stockholder, in his, her or its capacity as a stockholder, hereby agrees that he, she or it shall not, and shall not permit or authorize any of his, her or its representatives or agents to, directly or indirectly, encourage, solicit, initiate or engage in discussions or negotiations with, or furnish any non-public information regarding the Company or the Merger to, any Person or group (other than Parent or Merger Sub or any of their affiliates or representatives) concerning any Takeover Proposal (as defined in the Merger Agreement), other than in their capacities as officers and/or directors of the Company and in accordance with the terms of the Merger Agreement. Each Stockholder will immediately cease any existing discussions or negotiations with any parties conducted heretofore with respect to any Takeover Proposal.

5.             Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each Stockholder, in his, her or its capacity as a stockholder, hereby agrees to use all reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Each Stockholder shall promptly consult with Parent and provide any necessary information and material with respect to all filings made by such Stockholder with any Governmental Authority (as defined in the Merger Agreement) in connection with this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby.

6.             Waiver of Appraisal Rights. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have.

7.             Representations and Warranties of Stockholders. Each Stockholder hereby represents and warrants to Parent and Merger Sub as follows:

(a)           Title. Except as set forth on Schedule I hereto, such Stockholder has good and valid title to such Stockholder's shares of Common Stock, free and clear of any lien, pledge, charge, encumbrance or claim of whatever nature.

(b)           No Other Rights. Except as set forth on Schedule I hereto, there are no outstanding options, warrants or rights to purchase or acquire the shares of Common Stock owned by such Stockholder.

(c)           Ownership of Shares. On the date hereof, the shares of Common Stock owned by such Stockholder are owned of record or beneficially by such Stockholder and, on the date hereof, except as set forth on Schedule I hereto, such shares of Common Stock owned by such Stockholder constitute all of the shares of Common Stock owned of record or beneficially by such Stockholder and Stockholder does not hold any securities convertible into or exchangeable for shares of Common Stock. Except as set forth on Schedule I hereto, such Stockholder has sole voting power and sole power of disposition with respect to all of the shares of Common Stock owned by such Stockholder, with no restrictions, subject to applicable federal and state securities laws, on such Stockholder's rights of disposition pertaining thereto.

(d)           No Encumbrances. The Shares listed beside the Stockholder’s name on Schedule I hereto and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

(e)           Reliance by Parent. Such Stockholder understands and acknowledges that Parent and Merger Sub have entered into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

(f)            Required Filings and Consents. The execution, delivery and performance of this Agreement by such Stockholder will not violate or result in a breach by such Stockholder of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to (a) any provision or restriction of any governing instrument or document, stockholder’s agreement, voting trust, proxy, or other similar agreement, (b) any loan agreement, indenture, lease, or mortgage to which such Stockholder is a party or by which such Stockholder is bound, or (c) any order, judgment, award, decree, law, rule, ordinance, regulation, or other restriction of any kind or character to which any assets or properties of such Stockholder is subject or by which such Stockholder is bound.

(g)           Power; Binding Agreement. Such Stockholder has the legal capacity, and all the necessary power and authority to enter into and perform all of his, her or its obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any contract, instrument, arrangement or other agreement to which such Stockholder is a party including, without limitation, any voting agreement, stockholders agreement or voting trust. The execution, delivery and performance of this Agreement by such Stockholder will not violate any law, order, judgment or decree to which Stockholder is a party. This Agreement has been duly and validly executed and delivered by such Stockholder, and assuming this Agreement has been duly and validly authorized, executed and delivered by each party hereto other than such Stockholder, this Agreement constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws, now or hereafter in effect, affecting creditor rights generally; and (ii) the remedy of specific performance and injunctive and other equitable relief may be subject to equitable defenses and to the discretion of the court.

8.             Binding on Subsequently Acquired Shares of Common Stock. Each Stockholder agrees that any shares of Common Stock of the Company to which Stockholder purchases or with respect to which such Stockholder otherwise acquires beneficial ownership or voting rights, directly or indirectly, after the date of this Agreement, including, without limitation, shares issued upon the conversion, exercise or exchange, as the case may be, of securities held by such Stockholder that are convertible into, or exercisable or exchangeable for, shares of Common Stock, shall be subject to the terms and conditions of this Agreement to the same extent as if such shares of Common Stock were included on Schedule I hereto.

9.	Miscellaneous.

(a)           Counterparts. This Agreement may be executed in one or more counterparts, each of which together shall be deemed an original, but all of which together shall constitute one and the same instrument.

(b)           Governing Law. This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the internal laws of, the State of Delaware, without regard to the conflicts of law principles thereof.

(c)          Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise.

(d)           Amendments; Waivers. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by all of the relevant parties hereto, provided that Schedule I attached hereto may be supplemented by Parent by adding the name and other relevant information concerning any stockholder of Parent who agrees to be bound by the terms of this Agreement without the agreement of any other party hereto, and thereafter such added stockholder shall be treated as a “Stockholder” for all purposes of this Agreement.

(e)           Successors; Assigns; Transferees. The provisions of this Agreement shall be binding upon the successors, assigns and transferees of each of the parties hereto.

(f)            Specific Performance. Each Stockholder acknowledges and agrees that the failure of such Stockholder to perform the provisions of this Agreement in accordance with their specific terms or to otherwise breach such provisions will cause irreparable injury to Parent and Merger Sub, for which damages, even if available, will not be an adequate remedy. Accordingly, each Stockholder hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such Stockholder's obligations, including an injunction to prevent breaches, and to the granting by any such court of the remedy of specific performance of the terms and conditions hereof.

(g)           Termination. This Agreement shall terminate, and neither Parent, Merger Sub nor any Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the termination of the Merger Agreement in accordance with its terms, except nothing in this Section 9(g) shall relieve any party of liability for breach of this Agreement.

(h)           No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a party hereto.

(i)             Further Assurances. From time to time, at any other party’s written request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(j)            Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(k)           Notices. All notices or communications hereunder shall be in writing (including facsimile or similar writing) addressed as follows:

To the Stockholders:

At the addresses set forth on Schedule I hereto.

To Parent or Merger Sub:

Patina Restaurant Group, LLC

120 West 45th Street

New York NY 10036

Attention: Fortunato N. Valenti

Facsimile: (212) 302-8032

With a Copy to:

Dornbush Schaeffer Strongin & Venaglia, LLP

747 Third Avenue

New York, NY 10017

Attention: Landey Strongin, Esq.

Facsimile: (212) 753-7673

With a Copy to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Attention: Martin H. Neidell
Facsimile: (212) 806-7836

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile, receipt confirmed, or on the next business day when sent by overnight courier or on the second succeeding business day when sent by registered or certified mail (postage prepaid, return receipt requested).

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

PATINA RESTAURANT GROUP, LLC

By: /s/ Fortunato N. Valenti

Name: Fortunato N. Valenti
Title: Chief Executive Officer

SWRG HOLDINGS, INC.

By: /s/ Fortunato N. Valenti

Name: Fortunato N. Valenti
Title: Chief Executive Officer

ALAN N. STILLMAN

/s/ Alan N. Stillman

STILLMAN’S FIRST, INC.

By: /s/ Alan N. Stillman

Name: Alan N. Stillman
Title:

LA CITE, INC.

By:/s/ Alan N. Stillman
Name:
Title:

WHITE & WITKOWSKY

By:/s/ Alan N. Stillman
Name:
Title:

THURSDAYS SUPPER PUB, INC.

By:/s/ Alan N. Stillman
Name:
Title:

ALAN N. STILLMAN GRANTOR RETAINED
ANNUITY TRUST

By:/s/ Eugene Zuriff
Name:
Title:

DONNA STILLMAN TRUST

By:/s/ Eugene Zuriff
Name:
Title:

SCHEDULE I

NAME AND ADDRESS OF STOCKHOLDER	NUMBER OF SHARES

Alan N. Stillman
c/o The Smith & Wollensky Restaurant Group, Inc.	56,791
880 Third Avenue

New York, NY 10022

Stillman’s First, Inc.	107,500
c/o The Smith & Wollensky Restaurant Group, Inc.
880 Third Avenue

New York, NY 10022

La Cite, Inc.	348,191
c/o The Smith & Wollensky Restaurant Group, Inc.
880 Third Avenue

New York, NY 10022

White & Witkowsky, Inc.	395,070
c/o The Smith & Wollensky Restaurant Group, Inc.
880 Third Avenue

New York, NY 10022

Thursdays Supper Pub, Inc.	385,400
c/o The Smith & Wollensky Restaurant Group, Inc.
880 Third Avenue

New York, NY 10022

Alan N. Stillman Grantor Retained Annuity Trust	175,000
c/o The Smith & Wollensky Restaurant Group, Inc.
880 Third Avenue

New York, NY 10022

Donna Stillman Trust	90,754
c/o The Smith & Wollensky Restaurant Group, Inc.
880 Third Avenue

New York, NY 10022